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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2003
                                                         ----------------

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)


United States                           333-109768               22-2382028
-------------                           ----------               ----------
(State or other Jurisdiction of    Commission File Number)    (I.R.S. employer
Incorporation)                                               Identification No.)

                           200 White Clay Center Drive
                             Newark, Delaware 19711
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5000


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Item 5. Other Events

         On December 9, 2003, the opinion of counsel to Chase Manhattan Auto Owner Trust 2003-C (the "Trust") regarding the tax status of the Trust, dated as of December 9, 2003 (the "Opinion"), was delivered by Simpson Thacher & Bartlett LLP to Chase Manhattan Bank USA, National Association.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits
         --------
         8.1 Opinion of Simpson Thacher & Bartlett LLP with respect to the tax status of the Trust, dated as of December 9, 2003.

         23.1 Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 8.1)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CHASE MANHATTAN BANK USA, NATIONAL
                                 ASSOCIATION (Registrant)


                                 By: /s/ Patricia M. Garvey
                                     ----------------------------------------
                                 Name:  Patricia M. Garvey
                                 Title: Vice President


Date:  December 10, 2003




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                                INDEX TO EXHIBITS


    Exhibit Number   Exhibit
    --------------   -------

         8.1 Opinion of Simpson Thacher & Bartlett LLP with respect to the tax status of the Trust, dated as of December 9, 2003.

         23.1 Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 8.1)